COUNTERPATH CORPORATION
(the "Issuer")

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

INSTRUCTIONS TO SUBSCRIBER

1. You must complete all the information in the boxes on page 2 and sign where indicated with an "X".

2. If you are resident in Canada, you must complete and sign Exhibit A "Canadian Investor Questionnaire" that starts on page 16. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws. In order for the Issuer to satisfy its obligations under applicable Canadian securities laws, you may be required to provide additional evidence to verify the information you have provided in Exhibit A "Canadian Investor Questionnaire" that starts on page 16.

3. If you are a "U.S. Purchaser", as defined in Exhibit B, you must complete and sign Exhibit B "United States Accredited Investor Questionnaire" that starts on page 29.

COUNTERPATH CORPORATION

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from CounterPath Corporation (the "Issuer") that number of common shares of the Issuer (each, a "Share") set out below at a price of US$3.51 per Share.  The Subscriber agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions of Subscription for Shares".

Subscriber Information ___________________________________________________	Shares to be Purchased
(Name of Subscriber)
___________________________________________________
Account Reference (if applicable): _____________________	(Number of Shares)
X________________________________________________ (Signature of Subscriber - if the Subscriber is an Individual)	Total Subscription Price:_______________________________ (the "Subscription Amount", plus wire fees if applicable)

X

(Signature of Authorized Signatory - if the Subscriber is not an Individual)

___________________________________________________
(Name and Title  of Authorized Signatory - if the Subscriber is not an Individual)

___________________________________________________
(SIN, SSN, or other Tax Identification Number of the Subscriber)

___________________________________________________
(Subscriber’s Address, including postal or zip code)

___________________________________________________

___________________________________________________
(Telephone Number)                                          (Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a "Disclosed Principal") and not purchasing as trustee or agent for accounts fully managed by it.

___________________________________________________
(Name of Disclosed Principal)

___________________________________________________
(Address of Disclosed Principal)

___________________________________________________
(Account Reference, if applicable)

___________________________________________________
(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

Register the Shares as set forth below:

___________________________________________________
 (Name to Appear on Share Certificate)

___________________________________________________
(Account Reference, if applicable)

___________________________________________________
(Address, including postal or zip code)

Deliver the Shares as set forth below:

___________________________________________________
(Attention - Name)

___________________________________________________
(Account Reference, if applicable)

___________________________________________________
(Street Address, including postal or zip code - no PO Boxes permitted)

___________________________________________________
(Telephone Number)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by, the Subscriber, if any (i.e., shares, warrants, options):

__________________________________________________________

__________________________________________________________

1. State whether the Subscriber is an Insider of the Issuer: Yes ☐ No ☐ 2. State whether the Subscriber is a registrant: Yes ☐ No ☐

If applicable, state whether the Subscriber (or the Authorized Signatory of the Subscriber) has read and fully understands the Canadian Investor Questionnaire attached as Exhibit A to this Private Placement Subscription Agreement:                      Yes    ☐                No      ☐

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this "Agreement") as of the               day of ______________, 2020 (the "Closing Date").

COUNTERPATH CORPORATION

Per:        __________________________________________
 Authorized Signatory

Address: Suite 300, One Bentall Centre

 505 Burrard Street

 Vancouver, BC  V7X 1M3
Fax: (604) 320-3399
Email:  dkarp@counterpath.com
Attention: David Karp

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES

1. Subscription

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Shares as is set forth on page 2 of this Agreement at a price of US$3.51 per Share for the Subscription Amount shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the "Subscription"), and the Issuer agrees to sell the Shares to the Subscriber, effective upon the Issuer's acceptance of this Agreement.

1.2 The Subscriber acknowledges that the Shares have been offered to the Subscriber as part of an offering by the Issuer of additional Shares to other subscribers (the "Offering").

1.3 All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

2. Payment

2.1 The Subscription Amount must accompany this Subscription and will be paid: (i) if the Subscriber is drawing funds from a Canadian bank to pay for this Subscription, by a certified cheque or bank draft drawn on a Canadian chartered bank or by wire transfer to the Issuer pursuant to wiring instructions to be provided by the Issuer upon request from the Subscriber; or (ii) if the Subscriber is drawing funds from any source other than a Canadian chartered bank to pay for this Subscription, then only by wire transfer to the Issuer pursuant to wiring instructions to be provided by the Issuer upon request from the Subscriber. If the Subscription Amount is wired or sent to Clark Wilson LLP (the "Issuer's Counsel"), the Subscriber irrevocably authorizes the Issuer's Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer's Counsel to the Issuer prior to the closing of the Offering (the "Closing"). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.

2.2 The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer.  In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Issuer the following documents:

(a) this Agreement;

(b) if the Subscriber is resident in Canada, the Canadian Investor Questionnaire (the "Canadian Questionnaire") attached as Exhibit A that starts on page 16, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Canadian Questionnaire;

(c) if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the United States Accredited Investor Questionnaire (the "U.S. Questionnaire" and, together with the Canadian Questionnaire, the "Questionnaires") attached as Exhibit B that starts on page 29; and

(d) such other supporting documentation that the Issuer or the Issuer's Counsel may request to establish the Subscriber's qualification as a qualified investor,

and the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2 As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3 The Issuer and the Subscriber acknowledge and agree that the Issuer's Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Issuer and the Issuer's Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer's Counsel that the Subscriber has sought independent legal advice or waives such advice.

4. Conditions and Closing

4.1 The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion.  The Issuer may, at its discretion, elect to close the Offering in one or more closings.

4.2 The Closing is conditional upon and subject to:

(a) the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b) the issue and sale of the Shares being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities laws relating to the sale of the Shares, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3 The Subscriber acknowledges that the certificates representing the Shares will be available for delivery within five business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5. Acknowledgements and Agreements of the Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a) none of the Shares have been or will be registered under the United States Securities Act of 1933, as amended, (the "1933 Act"), or under any securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act ("Regulation S"), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b) the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;

(c) the Issuer will refuse to register the transfer of any of the Shares to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d) the decision to execute this Agreement and acquire the Shares has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with any Canadian provincial securities commissions and the United States Securities and Exchange Commission (collectively, the "Public Record");

(e) the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f) there are risks associated with the purchase of the Shares, as more fully described in the Issuer's periodic disclosure forming part of the Public Record;

(g) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h) a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agency agreement;

(i) finder's fees or broker's commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(j) the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k) all of the information which the Subscriber has provided to the Issuer is correct and complete, and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l) the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement or the Questionnaires, as applicable;

(m) there are restrictions on the Subscribers ability to resell the Shares and it's the responsibility of the Subscriber to find out what those restrictions are the to comply with them before selling the Shares;

(n) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii) applicable resale restrictions;

(o) there may be material tax consequences to the Subscriber of an acquisition or disposition of the Shares and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber's acquisition or disposition of the Shares;

(p) the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Shares setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, with such legend(s) to be substantially as follows:

If the Subscriber is not resident in the United States:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.].

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE "TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

If the Subscriber is resident in the Unites States:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THESE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE [four months and one day from the Closing Date.].

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (THE "TSX"); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

(q) the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Shares pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(r) no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares;

(s) there is no government or other insurance covering any of the Shares; and

(t) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason whatsoever.

6. Representations and Warranties of the Subscriber

6.1 The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a) unless the Subscriber has completed Exhibit B:

(i) the Subscriber is not in the United States, is not a U.S. Person, is not purchasing the Shares for the account or benefit of a U.S. Person, did not receive the offer to buy the Shares while in the United States and it (or its authorized signatory) was outside of the United States at the time its buy order was placed and this Agreement was executed,

(ii) offers and sales of any of the Shares prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or pursuant to an exemption therefrom, and all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom, and in each case only in accordance with applicable state, provincial and foreign securities laws,

(iii) the Subscriber has not acquired the Shares as a result of, and will not himself, herself or itself engage in, any "directed selling efforts" (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the sale of the Shares, and

(iv) hedging transactions involving the Shares may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws;

(b) the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c) if the Subscriber is resident outside of Canada or the United States:

(i) the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the offer and sale of the Shares,

(ii) the Subscriber is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii) the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Shares,

(iv) the purchase of the Shares by the Subscriber does not trigger:

A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B. any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction,

(v) the issuance of the Shares by the Issuer to the Subscriber complies with the securities law requirements of the International Jurisdiction, and

(vi) the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii), (iv) and (v) above to the satisfaction of the Issuer, acting reasonably;

(d) the Subscriber (or if purchasing as agent or trustee for a principal, a Disclosed Principal) is purchasing the Shares as principal;

(e) the Subscriber: (i) has adequate net worth and means of providing for the Subscriber's current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of the Subscriber's prospective investment in the Shares, (iv) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and (v) can afford the complete loss of the Subscription Amount;

(f) the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(g) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(h) the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(i) the Subscriber has received and carefully read this Agreement;

(j) the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(k) the Subscriber has made an independent examination and investigation of an investment in the Shares and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber's decision to invest in the Shares and the Issuer;

(l) the Subscriber is not an underwriter of, or dealer in, any of the Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(m) the Subscriber is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(n) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Shares,

(ii) that any person will refund the purchase price of any of the Shares, or

(iii) as to the future price or value of any of the Shares.

6.2 In this Agreement, the term "U.S. Person" will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7. Anti-Money Laundering

7.1 The Subscription Amount, which will be advanced by the Subscriber to the Issuer hereunder, does not and will not represent the proceeds of crime for the purposes of the Proceeds of Crim (Money Laundering) and Terrorist Financing Act (Canada), S.C. 2000, c. 17 (the "PCMLTFA") or similar legislation of any other applicable jurisdiction, and the Subscriber acknowledges that the Issuer may in the future be required by law to disclose the name of the Subscriber and other information relating to this Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA or such similar legislation. To the best of the Subscriber's knowledge:

(a) none of the subscription funds provided by the Subscriber have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or are being rendered on behalf of a person or entity who has not been identified to the Subscriber; and

(b) the Subscriber will promptly notify the Issuer if it discovers that any of such representations cease to be true and to provide the Issuer with appropriate information in connection therewith.

8. Representations and Warranties will be Relied Upon by the Issuer

8.1 The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer's Counsel in determining the Subscriber's eligibility to purchase the Shares under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Shares under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Shares.

9. Acknowledgement and Waiver

9.1 The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of the Public Record.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

10. Legending and Registration of Subject Securities

10.1 The Subscriber hereby acknowledges that a legend or legends may be placed on the certificates representing the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities laws, and the Subscriber consent to the placement of such legend(s) on any certificate representing the Shares.

10.2 The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

11. Collection of Personal Information

11.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber's personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including the Issuer's Counsel.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws.  Notwithstanding that the Subscriber may be purchasing the Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a) the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the "Commissions"), certain personal information pertaining to the Subscriber, including the Subscriber's full name, residential address and telephone number, the number of Shares or other securities of the Issuer owned by the Subscriber, the number of Shares purchased by the Subscriber, the total Subscription Amount paid for the Shares, the prospectus exemption relied on by the Issuer and the date of distribution of the Shares;

(b) such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c) such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d) the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission's indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55
20 Queen Street West
Toronto, ON  M5H 3S8
Telephone:  (416) 593-8086.

12. Costs

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares will be borne by the Subscriber.

13. Governing Law

13.1 This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial or undisclosed purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the courts of the Province of British Columbia.

14. Survival

14.1 This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

15. Assignment

15.1 This Agreement is not transferable or assignable.

16. Severability

16.1 The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

17. Entire Agreement

17.1 Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

18. Notices

18.1 All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

19. Execution of Subscription Agreement and Electronic Means

19.1 The Issuer and the Issuer's Counsel will be entitled to rely on delivery by email or other means of electronic communication capable of producing a printed copy of an executed copy of this Agreement, and acceptance by the Issuer of such email or electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof as of the Closing Date. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer's Counsel prior to or at the Closing, the Issuer and the Issuer's Counsel are entitled to assume that the Subscriber accepts and agreed to all of the terms and conditions of the pages of this Agreement that have not been delivered by the Subscriber.

20. Counterparts

20.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument.

21. Exhibits

21.1 The exhibits attached hereto form part of this Agreement.

22. Indemnity

22.1 The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

(ALBERTA, BRITISH COLUMBIA, MANITOBA, NEWFOUNDLAND AND LABRADOR, NEW BRUNSWICK, NOVA SCOTIA, ONTARIO, PRINCE EDWARD ISLAND, QUEBEC, AND SASKATCHEWAN)

TO: COUNTERPATH CORPORATION (the "Issuer")

RE: Purchase of common shares (the "Shares") of the Issuer

Capitalized terms used in this Canadian Investor Questionnaire (this "Questionnaire") and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached. All dollar amounts referred to in this Questionnaire and Appendix A to this Questionnaire are in lawful money of Canada, unless otherwise indicated.

In connection with the purchase by the Subscriber (being the undersigned, or if the undersigned is purchasing the Shares as agent on behalf of a disclosed beneficial Subscriber, such beneficial Subscriber, will be referred herein as the "Subscriber") of the Shares, the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i) is purchasing the Shares as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus Exemptions adopted by the Canadian Securities Administrators ("NI 45-106"));

(ii) (A)  is resident in or is subject to the laws of one of the following (check one):

☐ Alberta	☐ New Brunswick	☐ Prince Edward Island
☐ British Columbia	☐ Nova Scotia	☐ Quebec
☐ Manitoba	☐ Ontario	☐ Saskatchewan
☐ Newfoundland and Labrador
☐ United States: _________________________ (List State of Residence)

or

 (B) ☐ is resident in a country other than Canada or the United States; and

(iii) has not been provided with any offering memorandum in connection with the purchase of the Shares.

In connection with the purchase of the Shares of the Issuer, the Subscriber hereby represents, warrants, covenants and certifies that the Subscriber meets one or more of the following criteria:

I. SUBSCRIBERS PURCHASING UNDER THE "ACCREDITED INVESTOR" EXEMPTION

(a)

the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada, and

(b)

_______ the Subscriber is an "accredited investor" within the meaning of NI 45-106, by virtue of satisfying the indicated criterion below (YOU MUST: (1) INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE(S) BELOW, AND (2) IF YOU SELECT ANY OF CATEGORIES (i), (iii) or (iv) BELOW, MUST ALSO COMPLETE AND SIGN APPENDIX "A" TO THIS QUESTIONNAIRE) (see certain guidance with respect to accredited investors that starts on page 22 below):

	☐	(i)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000,

	☐	(ii)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

	☐	(iii)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

	☐	(iv)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

	☐	(v)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (viii),

	☐	(vi)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

II. SUBSCRIBERS PURCHASING UNDER THE "FAMILY, FRIENDS AND BUSINESS ASSOCIATES" EXEMPTION

(a)	the Subscriber is (please initial or place a check-mark on the appropriate line below and provide the requested information, as applicable):

	☐	(i)	a director, executive officer or control person of the Issuer, or of an affiliate of the Issuer,

	☐	(ii)

a spouse, parent, grandparent, brother, sister, child or grandchild of _________________________________ (print name of person), who is a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

	☐	(iii)

a parent, grandparent, brother, sister, child or grandchild of the spouse of ___________________________________ (print name of person), who is a director, executive officer or control person of the Issuer or of an affiliate of the Issuer,

☐	(iv)

_______ a close personal friend (see guidance on making this determination that starts on page 24 below) of ___________________________________ (print name of person), who is a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years based on the following factors:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
______________________ (explain the nature of the close personal friendship),

☐	(v)

a close business associate (see guidance on making this determination that starts on page 24 below) of ____________ (print name of person), who is a director, executive officer, founder or control person of the Issuer, or of an affiliate of the Issuer, and has been for __________________________ years based on the following factors
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_____________________ (explain the nature of the close business association),

☐	(vi)

a founder of the Issuer or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate (see guidance on making these determinations that starts on page 24 below) of ________________________________ (print name of person), who is a founder of the Issuer, and, if a close personal friend or close business associate of such person, has been for __________________________ years based on the following factors:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

_____________(explain the nature of the close personal friendship or business association),

☐	(vii)	a parent, grandparent, brother, sister, child or grandchild of the spouse of ______________________________ (print name of person), who is a founder of the Issuer,

☐	(viii)	a company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections II(a)(i) to II(a)(vii) above, or

☐	(ix)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons or companies described in subsections II(a)(i) to II(a)(viii) above,

(b)

if the Subscriber is resident in the Province of Ontario or is subject to the securities laws of the Province of Ontario, the Subscriber has provided the Issuer with a signed risk acknowledgement form (to be provided by the Issuer on request), and

(c)

if the Subscriber is resident in the Province of Saskatchewan or is subject to the securities laws of the Province of Saskatchewan, and the Subscriber is relying on the indicated criterion as set out in subsections II(a)(iv), II(a)(v) or II(a)(viii) or II(a)(ix) if the distribution is based in whole or in part on a close personal friendship or a close business association, the Subscriber has provided the Issuer with a signed risk acknowledgement form (to be provided by the Issuer on request).

III. MINIMUM AMOUNT INVESTMENT

(i)	the Subscriber is not an individual as that term is defined in applicable Canadian securities laws,

(i)	the Subscriber is purchasing the Shares as principal for its own account and not for the benefit of any other person,

(ii)	the Shares have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing, and

(iii)

the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the prospectus exemption provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Shares.

For the purposes of the this Questionnaire and Appendix "A" attached to this Questionnaire:

(a) an issuer is "affiliated" with another issuer if

(i) one of them is the subsidiary of the other, or

(ii) each of them is controlled by the same person;

(b) "consultant" means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that:

(i) is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(ii) provides the services under a written contract with the issuer or a related entity of the issuer, and

(iii) spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer and includes

(iv) for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner, and

(v) for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer;

(c) "control person" means

(i) a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii) each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(d) director" means

(i) a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(e) "executive officer" means, for an issuer, an individual who is

(i) a chair, vice-chair or president,

(ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii) performing a policy-making function in respect of the issuer;

(f) "financial assets" means

(i) cash,

(ii) securities, or

(iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g) "founder" means, in respect of an issuer, a person who,

(i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii) at the time of the distribution or trade is actively involved in the business of the issuer";

(h) "holding entity" means a person that is controlled by an individual;

(i)  "individual" means a natural person, but does not include

(i) a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

(ii) a natural person in the person's capacity as a trustee, executor, administrator or personal or other legal representative;

(j) "permitted assign" means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,

(i) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(ii) a holding entity of the person,

(iii) a RRSP, RRIF, or TFSA (each as defined in NI 45-106) of the person,

(iv) a spouse of the person,

(v) a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(vi) a holding entity of the spouse of the person, or

(vii) a RRSP, RRIF, or TFSA of the spouse of the person;

(k)  "person" includes

(i) an individual,

(ii) a corporation,

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(l) "related entity" means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;

(m)  "related liabilities" means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets, and

(n) "spouse" means, an individual who,

(i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

Guidance On Accredited Investor Exemptions for Individuals

An individual accredited investor is an individual:

(a) who, either alone or with a spouse, beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that. before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $1,000,000;

(b) whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(c) who, either alone or with a spouse, has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000; and

(d) who beneficially owns financial assets (please see the guidance below regarding what financial assets are) having an aggregate realizable value that, before taxes but net of any related liabilities (please see the guidance below regarding what related liabilities are), exceeds $5,000,000.

The monetary thresholds above are intended to create bright-line standards. Subscribers who do not satisfy these monetary thresholds do not qualify as accredited investors.

Spouses

Sections (a), (b) and (c) above are designed to treat spouses as a single investing unit, so that either spouse qualifies as an accredited investor if the combined financial assets of both spouses exceed $1,000,000, the combined net income of both spouses exceeds $300,000, or the combined net assets of both spouses exceed $5,000,000. Section (d) above does not treat spouses as a single investing unit.

If the combined net income of both spouses does not exceed $300,000, but the net income of one of the spouses exceeds $200,000, only the spouse whose net income exceeds $200,000 qualifies as an accredited investor.

Financial Assets and Related Liabilities

For the purposes of Sections (a) and (d) above, "financial assets" means: (1) cash, (2) securities, or (3) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation. These financial assets are generally liquid or relatively easy to liquidate. The value of a subscriber's personal residence is not included in a calculation of financial assets.

The calculation of financial assets must exclude "related liabilities", meaning: (1) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (2) liabilities that are secured by financial assets.

As a general matter, it should not be difficult to determine whether financial assets are beneficially owned by an individual, an individual's spouse, or both, in any particular instance. However, in the case where financial assets are held in a trust or in another type of investment vehicle for the benefit of an individual, there may be questions as to whether the individual beneficially owns the financial assets. The following factors are indicative of beneficial ownership of financial assets:

  physical or constructive possession of evidence of ownership of the financial asset;
  entitlement to receipt of any income generated by the financial asset;
  risk of loss of the value of the financial asset; and
  the ability to dispose of the financial asset or otherwise deal with it as the individual sees fit.

For example, securities held in a self-directed RRSP for the sole benefit of an individual are beneficially owned by that individual.

In general, financial assets in a spousal RRSP can be included for the purposes of the $1,000,000 financial asset test in Section (a) above because Section (a) takes into account financial assets owned beneficially by a spouse. However, financial assets in a spousal RRSP cannot be included for purposes of the $5,000,000 financial asset test in Section (d) above.

Financial assets held in a group RRSP under which the individual does not have the ability to acquire the financial assets and deal with them directly do not meet the beneficial ownership requirements in either Sections (a) or (d) above.

Net Assets

For the purposes of Section (c) above, "net assets" means all of a subscriber's total assets minus all of the subscriber's total liabilities. Accordingly, for the purposes of the net asset test, the calculation of total assets includes the value of a subscriber's personal residence, and the calculation of total liabilities includes the amount of any liability (such as a mortgage) in respect of the subscriber's personal residence.

To calculate a subscriber's net assets under the net asset test, subtract the subscriber's total liabilities from the subscriber's total assets. The value attributed to assets should reasonably reflect their estimated fair value. Income tax is considered a liability if the obligation to pay it is outstanding at the time of the distribution of the security to the subscriber by the Issuer.

Guidance On Accredited Investor Exemptions for Corporations, Trusts and Other Entities

Accredited investors that are corporations, trusts or other entities include:

(a) a corporation, trust or other entity, other than an investment fund, that has net assets (please see the guidance below regarding calculating net assets) of at least $5,000,000 as shown on its most recently prepared financial statements in accordance with applicable generally accepted accounting principles and that has not been created or used solely to purchase or hold securities as an accredited investor;

(b) a corporation, trust or other entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors; and

(c) a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

Net Assets

For the purposes of Section (a) above, "net assets" means all of the subscriber's total assets minus all of the subscriber's total liabilities. The minimum net asset threshold of $5,000,000 specified in Section (a) above must be shown on the entity's most recently prepared financial statements. The financial statements must be prepared in accordance with applicable generally accepted accounting principles.

Guidance on Close Personal Friend and Close Business Associate Determination

A "close personal friend" of a director, executive officer, founder or control person of an issuer is an individual who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)  the length of time the individual has known the director, executive officer, founder or control person,

(b)  the nature of the relationship between the individual and the director, executive officer, founder or control person including such matters as the frequency of contacts between them and the level of trust and reliance in the other circumstances, and

(c)  the number of "close personal friends" of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close personal friend solely because the individual is:

(a)  a relative,

(b)  a member of the same club, organization, association or religious group,

(c)  a co-worker, colleague or associate at the same workplace,

(d)  a client, customer, former client or former customer,

(e)  a mere acquaintance, or

(f)  connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available to a close personal friend of a close personal friend of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close personal friend.

A "close business associate" is an individual who has had sufficient prior business dealings with a director, executive officer, founder or control person of the issuer to be in a position to assess their capabilities and trustworthiness and to obtain information from them with respect to the investment.

The following factors are relevant to this determination:

(a)  the length of time the individual has known the director, executive officer, founder or control person,

(b)  the nature of any specific business relationships between the individual and the director, executive officer, founder or control person, including, for each relationship, when it began, the frequency of contact between them and when it terminated if it is not ongoing, and the level of trust and reliance in the other circumstances,

(c)  the nature and number of any business dealings between the individual and the director, executive officer, founder or control person, the length of the period during which they occurred, and the nature and date of the most recent business dealing, and

(d)  the number of "close business associates" of the director, executive officer, founder or control person to whom securities have been distributed in reliance on the private issuer exemption or the family, friends and business associates exemption.

An individual is not a close business associate solely because the individual is:

(a)  a member of the same club, organization, association or religious group,

(b)  a co-worker, colleague or associate at the same workplace,

(c)  a client, customer, former client or former customer,

(d)  a mere acquaintance, or

(e)  connected through some form of social media, such as Facebook, Twitter or LinkedIn.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemptions are not available for a close business associate of a close business associate of a director of the issuer. Further, a relationship that is primarily founded on participation in an internet forum is not considered to be that of a close business associate.

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Shares.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Shares and that this Questionnaire is incorporated into and forms part of the Agreement and the undersigned undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Shares.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing. By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

Dated _____________________________, 2020.

X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

APPENDIX "A"
TO CANADIAN INVESTOR QUESTIONNAIRE

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: common shares	Issuer: CounterPath Corporation (the "Issuer")
Purchased from: Issuer
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of US$__________ [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.

Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials
  Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

  Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information
First and last name of salesperson (please print): David Karp
Telephone: 604-320-3344	Email: dkarp@counterpath.com
Name of firm (if registered): not applicable
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

For investment in a non-investment fund
CounterPath Corporation
Suite 300, One Bentall Centre
505 Burrard Street
Vancouver, BC  V7X 1M3
David Karp
604-320-3344
dkarp@counterpath.com
www.counterpath.com

For investment in an investment fund
[Insert name of investment fund]
[Insert name of investment fund manager]
[Insert address of investment fund manager]
[Insert telephone number of investment fund manager]
[Insert email address of investment fund manager]
[If investment is purchased from a selling security holder, also insert name, address, telephone number and email address of selling security holder here]

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

EXHIBIT B

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this United States Accredited Investor Questionnaire (this "Questionnaire") and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the "Subscription Agreement") between the Subscriber and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers.  A "U.S. Purchaser" is (a) any U.S. Person, (b) any person purchasing the Shares on behalf of any U.S. Person, (c) any person that receives or received an offer of the Shares while in the United States, or (d) any person that is in the United States at the time the Subscriber's buy order was made or this Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Shares have been or, except as provided in the Subscription Agreement, will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Shares are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Shares are being offered and sold within the United States only to "accredited investors" as defined in Rule 501(a) of Regulation D.  The Shares offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1. it is not resident in Canada;

2. it is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws;

3. it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

4. if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

___________

a natural person whose individual net worth, or joint net worth with that person's spouse, exceeds US$1,000,000. For purposes of this category, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Shares,

___________

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

5. if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

___________

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000,

___________

a "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),

___________

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 4 above.

6. it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Shares, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.";

7. it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Agreement;

8. it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the "United States"), is a "U.S. Person" as such term is defined in Regulation S or was in the United States at the time the Shares were offered or the Agreement was executed; and

9. it understands that the Issuer has no obligation to register the Shares, except as provided in the Subscription Agreement, or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder).

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

Dated _____________________________, 2020.

X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)